                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                              WPL Holdings, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------
     3) Filing Party:


        ------------------------------------------------------------------------
     4) Date Filed:


        ------------------------------------------------------------------------

                                     [LOGO]

                               WPL HOLDINGS, INC.

           222 WEST WASHINGTON AVENUE    P. O. BOX 2568    MADISON WI
                       53701-2568    PHONE: 608/252-4888

                                 MARCH 29, 1994

TO THE OWNERS OF WPL HOLDINGS, INC.:

    We extend a cordial invitation to you to join us at the 1994 Annual Meeting of Shareowners. The meeting will be held at the Dane County Coliseum, 1881 Expo Mall, Madison, Wisconsin, on May 18, 1994, directly following the 10:00 a.m. Annual Meeting of Shareowners of Wisconsin Power and Light Company. To help with directions, a map showing the location of the meeting site is on the last page of this document. Parking will be available at no cost. If you plan to join us, please indicate the names of the individuals who will be attending on the enclosed proxy card reservation form.

    WPL Holdings, Inc. (the Company) and Wisconsin Power and Light Company (WP&L), a subsidiary of the Company, will be holding separate shareowner meetings. If you are a shareowner of the Company and a preferred shareowner of Wisconsin Power and Light, you will receive two Notices of Annual Meetings and Proxy Statements and two proxy cards, one for each company. If you are a shareowner of both companies, you will have to return BOTH cards to vote all your shares.

    The enclosed Notice of Annual Meeting and Proxy Statement sets forth the items to be considered at the meeting of the Company. There will also be informative reports on the affairs of the Company, WP&L, and Heartland Development Corporation, after which shareowners will be given the opportunity to ask questions and make comments. A lunch will be served following the meeting.

    It is important to your interests, and also is helpful to the directors of the Company, that all shareowners participate in the affairs of the Company, regardless of the number of shares owned. Whether or not you plan to attend the meeting, please sign and date the enclosed proxy card and return it in the postage paid envelope. You may, of course, still vote your shares in person at the meeting even if you have previously returned your proxy.

    Your participation in person or by proxy is very important.

                                          Sincerely,

                                          ERROLL B. DAVIS, JR.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               WPL HOLDINGS, INC.
                         ANNUAL MEETING OF SHAREOWNERS

           DATE:  MAY 18, 1994
           TIME: DIRECTLY FOLLOWING THE 10:00 a.m. ANNUAL MEETING OF SHAREOWNERS OF WISCONSIN POWER AND LIGHT COMPANY

           LOCATION:  Dane County Coliseum
                          (See map printed on the
                          last page of the Proxy Statement)
                         SHAREOWNER INFORMATION NUMBERS

              LOCAL CALLS (MADISON AREA) ................ 252-3110

              TOLL FREE NUMBER .................... 1-800-356-5343

                                     [LOGO]

                               WPL HOLDINGS, INC.

222 WEST WASHINGTON AVENUE    P. O. BOX 2568    MADISON WI 53701-2568    PHONE:
                                  608/252-4888

                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS
        DIRECTLY FOLLOWING THE 10:00 A.M. ANNUAL MEETING OF SHAREOWNERS
               OF WISCONSIN POWER AND LIGHT COMPANY, MAY 18, 1994

    The Annual Meeting of Shareowners of WPL Holdings, Inc. (the Company) will be held at the Dane County Coliseum, 1881 Expo Mall, Madison, Wisconsin, on May 18, 1994, directly following the 10:00 a.m., local time, Annual Meeting of Shareowners of Wisconsin Power and Light Company, for the following purposes:

    (1) To elect a total of eight directors, four for terms expiring at the 1997 Annual Meeting of Shareowners, two for terms expiring at the 1996 Annual Meeting of Shareowners, and two for terms expiring at the 1995 Annual Meeting of Shareowners.

    (2) To appoint Arthur Andersen & Co. as independent auditors for the calendar year 1994.

    (3) To consider and vote upon a proposal to adopt the WPL Holdings, Inc. Long-Term Equity Incentive Plan.

    (4) To consider and act upon any other business that may properly come before the meeting.

    The Board of Directors of the Company presently knows of no other business to come before the meeting.

    Only the holders of common stock of record on the books of the Company at the close of business on March 22, 1994, are entitled to vote at the meeting. All such shareowners are requested to be present at the meeting in person or by proxy, so that the presence of a quorum may be assured.

    PLEASE SIGN AND RETURN YOUR PROXY IMMEDIATELY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THE REGISTRATION DESK AND VOTE IN PERSON. ALL SHAREOWNERS ARE URGED TO RETURN THEIR PROXIES PROMPTLY.

    Your proxy covers all of your shares of common stock of the Company. For present or past employees of the Company or Wisconsin Power and Light Company, your proxy includes any shares held for your account under the Company's Dividend Reinvestment and Stock Purchase Plan or credited to an account under the Wisconsin Power and Light Company Employee Stock Ownership Plan. For shares credited to an account under the Wisconsin Power and Light Company Employees' Retirement Savings Plans (formerly called Employees' Long Range Savings and Investment Plans), you will receive a form of proxy from the trustee of those plans.

    A copy of the 1993 Annual Report of the Company is enclosed.

                                          By Order of the Board of Directors,

                                          EDWARD M. GLEASON
                                          VICE PRESIDENT, TREASURER AND
                                          CORPORATE SECRETARY
                                          WPL Holdings, Inc.
March 29, 1994

                                     [LOGO]

                               WPL HOLDINGS, INC.

222 WEST WASHINGTON AVENUE    P. O. BOX 2568    MADISON WI 53701-2568    PHONE:
                                  608/252-4888

                                 MARCH 29, 1994
                            ------------------------

                          PROXY STATEMENT RELATING TO
                       1994 ANNUAL MEETING OF SHAREOWNERS

    The purposes of the meeting are set forth in the accompanying notice. The enclosed proxy relating to the meeting is solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. Following the original solicitation of proxies by mail, beginning on or about March 29, 1994, certain of the officers and regular employees of the Company may solicit proxies by telephone, telegraph or in person, but without extra compensation. The Company will pay to banks, brokers, nominees, and other fiduciaries, their reasonable charges and expenses incurred in forwarding the proxy material to their principals.

    The Company is the parent holding company of Wisconsin Power and Light Company (WP&L) and Heartland Development Corporation (HDC).

    THE COMPANY WILL FURNISH WITHOUT CHARGE, TO EACH SHAREOWNER WHO IS ENTITLED TO VOTE AT THE MEETING AND WHO MAKES A WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (NOT INCLUDING EXHIBITS THERETO), AS FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934. WRITTEN REQUESTS FOR THE FORM 10-K SHOULD BE MAILED TO THE CORPORATE SECRETARY AT THE ADDRESS STATED ABOVE.

                      REORGANIZATION OF BOARD OF DIRECTORS

    In February 1994, the Board of Directors of the Company determined that it was desirable to have common nonmanagement board membership for the Company and its principle subsidiaries, WP&L and HDC. Consequently, the Board of Directors of the Company created five new positions on the Board of the Company and appointed those members of the WP&L Board of Directors who were not already members of the Board of the Company to fill the new vacancies. The newly appointed members of the Board of the Company were appointed to the same class as held on the Board of WP&L as it relates to the duration of their term of office. Similar changes were made in the composition of the Boards of Directors of WP&L and HDC so that after the reorganization the nonmanagement membership of the Board of the Company and the Boards of WP&L and HDC were identical.

                                  PROPOSAL #1:
                             ELECTION OF DIRECTORS

    Eight directors are to be elected at the meeting. Les Aspin, Erroll B. Davis, Jr., Milton E. Neshek and Carol T. Toussaint are nominees to hold office for a term expiring at the 1997 Annual Meeting of Shareowners of the Company or until successors have been duly elected and qualified. Katharine C. Lyall and Henry F. Scheig are nominees to hold office for a term expiring at the 1996 Annual Meeting of Shareowners of the Company or until successors have been duly elected and qualified. L. David Carley and Donald R. Haldeman are nominees to hold office for a term expiring at the 1995 Annual Meeting of Shareowners or until successors have been duly elected and qualified.

    Directors will be elected by a plurality of the votes cast at the meeting (assuming a quorum is present). Consequently, any shares not voted at the meeting, whether due to abstentions, broker nonvotes or otherwise, will have no impact on the election of directors. The proxies solicited may be voted for a substitute nominee or nominees in the event that any of the nominees shall be unable to serve, or for good reason will not serve, a contingency not now anticipated.

    Brief biographies of the director nominees and continuing directors follow. These biographies include their age (as of March 15, 1994), an account of their business experience, and the names of publicly-held corporations of which they are also directors. Except as otherwise indicated, each nominee and continuing director has been engaged in his or her present occupation for at least the past five years.

                                    NOMINEES

     [PHOTO]
LES ASPIN

                       Age: 55

                       Served as Director since: February 1994

                       Annual Meeting at which nominated term of office will expire: 1997

OTHER INFORMATION: Mr. Aspin served as Secretary of Defense under President Clinton from January 1993 to February 1994. Prior to becoming Secretary of Defense, Mr. Aspin served as Chairman of the House Armed Services Committee from 1985 to 1993. Mr. Aspin was a member of the U. S. House of Representatives from 1970 to 1993. Mr. Aspin is also the founder of the Wisconsin Procurement Institute, a not-for-profit organization which assists small businesses in developing business relationships with the Federal Government. Mr. Aspin has served as a director of WP&L since February 1994.

     [PHOTO]
L. DAVID CARLEY
                       Principal  occupation:  Consultant  to  institutions  and
                         associations in higher education and health delivery; financial advisor to small businesses.

                       Age: 65

                       Served as director since: February 1994

                       Annual Meeting at which nominated term of office will expire: 1995

OTHER INFORMATION: Mr. Carley has served as a director of WP&L from 1975 to 1977, and again since 1983. He is also a trustee of the Kennedy Presidential Library, and is a former trustee of Kalamazoo College. He is a past member of the Board of Regents of the University of Wisconsin System, is a past president of the National Association of Public Television Stations, and is a past president of the Medical College of Wisconsin.

     [PHOTO]
ERROLL B. DAVIS,
JR.
                       Principal   occupation:  President  and  Chief  Executive
                         Officer of the Company; President and Chief Executive Officer of WP&L; Chairman of the Board of HDC.

                       Age: 49

                       Served as director since: May 1982

                       Annual Meeting at which nominated term of office will expire: 1997

OTHER INFORMATION: Mr. Davis was elected president of the Company in January 1990, and was elected president and chief executive officer of the Company effective July 1, 1990. He has served as a director of WP&L since April 1984. Mr. Davis joined WP&L in August 1978 and was elected president in July 1987. He was elected to his current position with WP&L in August 1988. Mr. Davis was elected chairman of the board of HDC effective July 1, 1990. Mr. Davis is a member of the Board of Regents of the University of Wisconsin System and a member of the Carnegie Mellon University Board of Trustees. He is a director of the American Gas Association; Amoco Oil Company; Competitive Wisconsin, Inc.; Sentry Insurance Company (a mutual company); the Wisconsin Utilities
Association; and director and chair of the Wisconsin Association of Manufacturers and Commerce.

     [PHOTO]
DONALD R. HALDEMAN
                       Principal  occupation: Executive Vice President and Chief
                         Executive Officer, Rural Insurance Companies (a mutual group), Madison, Wisconsin.

                       Age: 57

                       Served as director since: February 1994

                       Annual Meeting at which nominated term of office will expire: 1995

OTHER INFORMATION: Mr. Haldeman has served as a director of Wisconsin Power and Light Company since July 1985. Mr. Haldeman is also a director of Competitive Wisconsin, Inc., a member of the board and chairman of the Natural Resources Foundation of Wisconsin, Inc. He is a member of the Board of Visitors for the University of Wisconsin-Madison School of Veterinary Medicine.

     [PHOTO]
KATHARINE C. LYALL
                       Principal  occupation: President, University of Wisconsin
                         System, Madison, Wisconsin.

                       Age: 52

                       Served as director since: February 1994

                       Annual Meeting at which nominated term of office will expire: 1996

OTHER INFORMATION: Ms. Lyall has served as President of the University of Wisconsin System since April 1992. Prior to becoming President, she served as Executive Vice President of the University of Wisconsin System. Ms. Lyall has served as a director of WP&L since October 1986. She also serves on the Board of Directors of the Kemper National Insurance Companies and the Carnegie Foundation for the Advancement of Teaching. She is a member of a variety of professional and community organizations, including the American Economic Association; the Association of American Universities (currently serving on the Executive Committee); the Wisconsin Academy of Sciences, Arts and Letters; the American Red Cross (Dane County); Competitive Wisconsin, Inc.; and Forward Wisconsin. In addition to her administrative position, she is a professor of economics at the University of Wisconsin-Madison.

     [PHOTO]
MILTON E. NESHEK
                       Principal occupation: President, Chief Executive  Officer
                         and Director of the law firm of Godfrey, Neshek, Worth, and Leibsle, S.C., Elkhorn, Wisconsin; and Director, General Counsel, Assistant Secretary and Manager, New Market Development, Kikkoman Foods, Inc. (a food products manufacturer), Walworth, Wisconsin.

                       Age: 63

                       Served as director since: December 1986

                       Annual Meeting at which nominated term of office will expire: 1997

OTHER INFORMATION: Mr. Neshek has served as a director of WP&L since November 1984. He is also a director of Heartland Properties, Inc. and Capital Square Financial Corporation, both subsidiaries of Heartland Development Corporation; Friends of Milwaukee Public Museum; Midwest U.S.-Japan Association; Regional Transportation Authority (for southeast Wisconsin); the Wisconsin Association of Manufacturers and Commerce; and Wisconsin-Chiba, Inc. He is a fellow in the American College of Probate Counsel. Mr. Neshek is active in the Walworth County Bar Association, the State Bar of Wisconsin, and the American Judicature Society.

     [PHOTO]
HENRY F. SCHEIG
                       Principal   occupation:  Chairman   of  the   Board,  Aid
                         Association  for   Lutherans   (a   fraternal   benefit
                         society), Appleton, Wisconsin.

                       Age: 69

                       Served as director since: February 1994

                       Annual Meeting at which nominated term of office will expire: 1996

OTHER INFORMATION: Mr. Scheig has served as a director of WP&L since July 1980. He is also a director of Aid Association for Lutherans and a Trustee of AAL Mutual Funds. Mr. Scheig is past president of the Bay Lakes Council, Boy Scouts of America.

     [PHOTO]
CAROL T. TOUSSAINT
                       Principal occupation: Consultant

                       Age: 64

                       Served as director since: February 1994

                       Annual Meeting at which nominated term of office will expire: 1997

OTHER INFORMATION: Mrs. Toussaint has served as a director of WP&L since August 1976. She is an independent consultant on board organization, fund development and public relations, working primarily with nonprofit organizations. She is the owner of Vantage Point, a lecture program business, and an Associate of Kolbe Concepts, Inc., a management consulting firm. She is an active member and past chair of the Utility Women's Conference (a national organization open to women serving as directors or officers of investor-owned electric, gas, water, and telephone companies). She is immediate past president of the Rotary Club of Madison, and a director of the Evjue Foundation; Madison Civic Center Foundation; Madison Community Foundation; Wisconsin History Foundation; and the Wisconsin Taxpayers Alliance. At the University of Wisconsin-Madison, she serves as a director of the University Research Park, a member of the Board of Visitors of the School of Business, a member of the Alumni Association Cabinet 99, and on the Council on Women's Giving of the Bascom Hill Society of the University Foundation.

    THE BOARD OF DIRECTORS RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREOWNER TO VOTE "FOR" ALL NOMINEES. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" ALL NOMINEES.

                              CONTINUING DIRECTORS

     [PHOTO]
ROCKNE G. FLOWERS
                       Principal occupation:  President and  Director of  Nelson
                         Industries, Inc. (a muffler, filter, industrial silencer, and active sound and vibration control technology and manufacturing firm), Stoughton, Wisconsin.

                       Age: 62

                       Served as director since: April 1981

                       Annual Meeting at which current term of office will expire: 1996

OTHER INFORMATION: Mr. Flowers has served as a director of WP&L since February 1994. He also served as a director of WP&L from April 1979 to July 1990. Mr. Flowers is also a director of RMT, Inc., a subsidiary of Heartland Development Corporation; Digisonix, Inc.; American Family Mutual Insurance Company; Janesville Sand and Gravel Company; M&I Madison Bank; Meriter Health Services, Inc.; Meriter Hospital; and the Wisconsin History Foundation. He is also a member of the University of Wisconsin-Madison School of Business Board of Visitors, and the Wisconsin Judicial Commission.

     [PHOTO]
ARNOLD M. NEMIROW
                       Principal occupation: President, Chief Executive  Officer
                         and Director, Wausau Paper Mills Company (a pulp and paper manufacturer), Wausau, Wisconsin.

                       Age: 50

                       Served as director since: February 1991

                       Annual Meeting at which current term of office will expire: 1995

OTHER INFORMATION: Mr. Nemirow has served as a director of WP&L since February 1994. Mr. Nemirow is also a director of Community Health Care, Inc. (Wausau Hospital); Competitive Wisconsin, Inc.; M & I First American National Bank, Wausau; Leadership Wausau; Leigh Yawkey Woodson Art Museum; Wisconsin Association of Manufacturers and Commerce, Inc. (Vice Chair); Wisconsin Paper Council Executive Committee; and the Wausau YMCA Foundation. He is also a member of the New York Bar.

     [PHOTO]
HENRY C. PRANGE
                       Principal occupation:  Director and  Retired Chairman  of
                         the Board, H. C. Prange Company (retail stores), Green Bay, Wisconsin.

                       Age: 66

                       Served as director since: December 1986

                       Annual Meeting at which current term of office will expire: 1996

OTHER INFORMATION: Mr. Prange has served as a director of WP&L since December 1965. Mr. Prange is also a director of H. C. Prange Company, and is a past director of Frederick Atkins, Inc.

     [PHOTO]
JUDITH D. PYLE
                       Principal   occupation:  Vice   Chair  and   Senior  Vice
                         President of Corporate Marketing of Rayovac Corporation (a battery and lighting products manufacturer), Madison, Wisconsin.

                       Age: 50

                       Served as a director since: May 1992

                       Annual Meeting at which current term of office will expire: 1995

OTHER INFORMATION: Ms. Pyle has served as a director of WP&L since February 1994. Ms. Pyle is also a director of Rayovac Corporation, Firstar Corporation, Oshkosh B'Gosh, and H. C. Prange Company. She is also a member of the Board of Visitors at the University of Wisconsin School of Business and the School of Family Resources and Consumer Sciences. Further, Ms. Pyle is a former member of Boards of Directors of the United Way Foundation, the Madison Civic Center Foundation, the Wisconsin Special Olympics, and is a former trustee of the Madison Civic Center.

               MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

    The Board of Directors has standing Audit, Compensation and Personnel, and Nominating Committees. A description of the duties of each committee and meetings held during 1993 follows.

AUDIT COMMITTEE

    During 1993, the Audit Committee consisted of all nonmanagement members of the Board and was chaired by Mr. Flowers. The committee held two meetings in 1993. Beginning in February 1994, the committee was reconstituted to consist of
L. D. Carley, R. G. Flowers, D. R. Haldeman, H. F. Scheig, and K. C. Lyall (Chair). The committee recommends to the shareowners the independent auditors to be elected; reviews the reports and comments of the independent auditors; reviews the activities and reports of the Company's internal audit staff; and, in response to the reports and comments of both the independent auditors and internal auditors, recommends to the Board any action which the Audit Committee considers appropriate.

COMPENSATION AND PERSONNEL COMMITTEE

    During 1993, the Compensation and Personnel Committee consisted of all directors who are not and have never been officers, employees, or legal counsel of the Company and was chaired by Mr. Neshek. The committee held three meetings in 1993. Beginning in February 1994, the committee was reconstituted to consist of A. M. Nemirow, M. E. Neshek (Chair), H. C. Prange, J. D. Pyle, and C. T. Toussaint. The committee sets executive compensation policy; reviews the performance of and approves salaries for officers and certain other management personnel; reviews and recommends to the Board new or changed employee benefit plans; reviews major provisions of negotiated employment contracts, if any; and reviews human resource development programs.

NOMINATING COMMITTEE

    During 1993, the Nominating Committee consisted of E. B. Davis, Jr. (Chair),
A. M. Nemirow, and James R. Underkofler, who is retiring as a director of the Company effective at the 1994 Annual Meeting. The committee held one meeting in 1993. Beginning in February 1994, the committee was reconstituted to consist of
R. G. Flowers, K. C. Lyall, A. M. Nemirow (Chair), H. C. Prange, and J. D. Pyle. The committee's responsibilities include making recommendations to the Board of Directors for nominees for election to the Board. In making recommendations of nominees for election to the Board, the Nominating Committee will consider nominees recommended by shareowners. Any shareowner wishing to make a recommendation should write the Chief Executive Officer of the Company, who will forward all recommendations to the Nominating Committee.

    The Board of Directors held eleven meetings during 1993. No director attended fewer than 94 percent of the aggregate number of meetings of the Board and committees of the Board on which such director served.

COMPENSATION OF DIRECTORS

    No fees are paid to directors who are officers of the Company and/or any of its subsidiaries (presently Mr. Davis). Nonmanagement directors, who serve on the Boards of the Company, WP&L, and HDC, receive an annual retainer of $32,800. Travel expenses are paid for each meeting day attended. All nonmanagement directors also received a 25 percent Company matching contribution in common stock for limited optional cash purchases of the Company's common stock through the Company's Dividend Reinvestment and Stock Purchase Plan. Matching contributions for calendar year 1993 were as follows: Rockne G. Flowers, $3,125; Arnold M. Nemirow, $2,500; Milton E. Neshek, $2,500; Henry C. Prange, $2,500; Judith D. Pyle, $3,282; and James R. Underkofler, $3,288.

    DIRECTOR'S CHARITABLE AWARD PROGRAM. In 1993, the Company established the Director's Charitable Award Program. The purpose of the Program is to recognize the interest of the Company and its directors in supporting worthy institutions, and enhance the Company's director benefit program so that the Company is able to continue to attract and retain directors of the highest caliber. Under the Program, when a director dies, the Company will donate a total of $500,000 to one qualified charitable organization, or divide that amount among a maximum of four qualified charitable organizations, selected by the individual director. The individual director derives no financial benefit from the Program. All deductions for charitable contributions are taken by the Company, and the donations are funded by the Company through life insurance policies on the directors. Over the life of the Program, all costs of donations and premiums on the life insurance policies, including a return of the Company's cost of funds, will be recovered through life insurance proceeds on the directors. The Program, over its life, will not result in any material cost to the Company.

    DIRECTOR'S LIFE INSURANCE PROGRAM. The Company maintains a split-dollar Director's Life Insurance Program for nonemployee directors which provides a maximum death benefit of $500,000 to each eligible director. Under the split-dollar arrangement, directors are provided a death benefit only and do not have any interest in the cash value of the policies. The Life Insurance Program is structured to pay a portion of the total death benefit to the Company to reimburse the Company for all costs of the program, including a return on its funds. The Life Insurance Program, over its life, will not result in any material cost to the Company.

                         OWNERSHIP OF VOTING SECURITIES

    Listed in the following table are the shares of the Company's common stock owned by the executive officers listed in the Summary Compensation Table and all directors of the Company, as well as the number of shares owned by directors and officers as a group. To the Company's knowledge, no shareowner beneficially owned 5 percent of the Company's outstanding common stock as of January 31, 1994.

                                                                                                         SHARES
                                                                                                      BENEFICIALLY
NAME OF BENEFICIAL OWNER                                                                                OWNED(1)
- ----------------------------------------------------------------------------------------------------  ------------
Executives(2)
  Lance W. Ahearn...................................................................................        831(3)
  William D. Harvey.................................................................................      4,458(4)
  James E. Johnson..................................................................................      1,063
  Eliot G. Protsch..................................................................................      3,419(4)
Director Nominees
  Les Aspin.........................................................................................        426(6)
  L. David Carley...................................................................................      2,339
  Erroll B. Davis, Jr...............................................................................      6,584(4)
  Donald R. Haldeman................................................................................      2,205
  Katharine C. Lyall................................................................................      2,524
  Milton E. Neshek..................................................................................      7,770
  Henry F. Scheig...................................................................................      3,192
  Carol T. Toussaint................................................................................      6,680
Continuing Directors
  Rockne G. Flowers.................................................................................      5,901
  Arnold M. Nemirow.................................................................................      4,782
  Henry C. Prange...................................................................................      6,293(4)
  Judith D. Pyle....................................................................................      2,419
Retiring Director
  James R. Underkofler..............................................................................     19,708(5)
All Executives and Directors as a Group
  32 people, including those listed above...........................................................    113,458

- ---------
(1) Total shares of Company common stock outstanding as of January 31, 1994 were 30,441,027. All individual executives and directors owned beneficially less than one percent of the total outstanding shares. All executives and directors as a group own beneficially less than one percent of total outstanding shares.
(2)   Stock ownership for Mr. Davis is shown with director nominees.
(3) Mr. Ahearn has been awarded 5 shares of restricted HDC common stock pursuant to an employment agreement with HDC.

(4)   Included in the beneficially owned shares shown are the following indirect
      ownership  interests  with  shared  voting  and  investment  powers:   Mr.
      Harvey--1,365; Mr. Protsch--271; Mr. Davis--3,882; and Mr.Prange--248.
(5)   Mr.  Underkofler  will retire  effective on  the date  of the  1994 Annual
      Meeting of Shareowners.
(6)   Mr. Aspin  owned  no shares  of  Company stock  as  of January  31,  1994.
      However,  Mr. Aspin was a shareowner at the time of his appointment to the board in February 1994. As of March  25, 1994, Mr. Aspin owned 426  shares of Company common stock.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following Summary Compensation Table sets forth the total compensation paid by the Company and its subsidiaries for all services rendered during 1993, 1992, and 1991 for the Chief Executive Officer and the four other most highly compensated executive officers of the Company or its subsidiaries who perform policy making functions for the Company.

                           SUMMARY COMPENSATION TABLE
                                   (DOLLARS)

                                                                            RESTRICTED
                                                           OTHER ANNUAL       STOCK            ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR  SALARY    BONUS   COMPENSATION(1)(2)  AWARDS(3)      COMPENSATION(1)(4)
- ------------------------------  ----  -------  -------  ------------------  ----------     ------------------
Erroll B. Davis, Jr...........  1993  418,000  115,796          10,262              0              65,320
President and CEO--             1992  396,919   82,914          10,675              0              67,166
WPL Holdings, Inc.              1991  300,000        0                              0
Lance W. Ahearn...............  1993  178,500   84,609               0              0               3,570
President and CEO--             1992  170,000   88,400               0              0               2,833
Heartland                       1991  157,500        0                        840,970 (3)
Development Corp.
William D. Harvey.............  1993  163,846   42,104           4,152              0              29,119
Senior Vice                     1992  143,991   24,119           4,321              0              21,692
President--WP&L                 1991  139,128        0                              0
James E. Johnson..............  1993  158,250   35,068           6,913              0              33,705
Senior Vice                     1992  137,383   24,870           8,684              0              40,152
President--WP&L                 1991  126,000        0                              0
Eliot G. Protsch..............  1993  157,549   42,104           3,194              0              15,371
Senior Vice                     1992  131,162   23,565           3,163              0              14,974
President--WP&L                 1991  125,713        0                              0

- ---------
(1)   In  accordance with  the rules of  the Securities  and Exchange Commission
      (SEC),  the  amounts   for  Other  Annual   Compensation  and  All   Other
      Compensation are first reported for 1992.
(2)   Consists of income tax gross-ups for reverse split-dollar life insurance.

(3)   Restricted  stock awards to Mr.  Ahearn consist of 5  shares of HDC common stock which  had an  estimated value  of $864,730  at December  31,  1993.
      Dividends are not paid on Mr. Ahearn's restricted stock. These shares have vested  at a  rate of 1.25  shares per  year. The final  portion vested on
      January 1,  1994. These  shares are  subject to  transfer restrictions  in accordance with an agreement between HDC and Mr. Ahearn. HDC has loaned to
      Mr. Ahearn an amount of $328,416 which equals the income taxes withheld in connection  with  shares vested  as of  December 31,  1993. Mr.  Ahearn is charged interest on the loan at the prime rate.
(4)   All Other  Compensation  for  1993 consists  of:  vacation  buy-back,  Mr.
      Davis--$9,646, Mr. Harvey-- $5,116; matching contributions to 401(k) plan,
      Mr.   Davis--$6,415,   Mr.  Ahearn--$3,570,   Mr.  Harvey--   $7,214,  Mr.
      Johnson--$3,800 and  Mr.  Protsch--$2,249;  split  dollar  life  insurance premiums, Mr. Davis--$32,466, Mr. Harvey--$9,994, Mr. Johnson--$18,592 and
      Mr.   Protsch--$7,895;   reverse   split   dollar   life   insurance,  Mr.
      Davis--$16,793,  Mr.   Harvey--$6,795,   Mr.  Johnson--$11,313   and   Mr.
      Protsch--$5,227.  The  split  dollar and  reverse  split  dollar insurance premiums are calculated using the "foregone interest" method.

    RETIREMENT PLAN. Salaried employees (including officers) of the Company, WP&L, and HDC corporate staff are eligible to participate in a Retirement Plan maintained by WP&L. Mr. Ahearn is not eligible to participate in the plan. All eligible persons whose compensation is reported in the foregoing Summary Compensation Table participated in the plan during 1993. Contributions to the plan are determined actuarially, computed on a straight-life, annuity basis, and cannot be readily calculated as applied to any individual participant or small group of participants. For purposes of the plan, compensation means payment for services rendered, including vacation and sick pay, and is substantially equivalent to the salary amounts reported in the foregoing Summary Compensation Table. Retirement Plan benefits depend upon length of plan service (up to a maximum of 30 years), age at retirement, and amount of compensation (determined in accordance with the plan) and are reduced by up to 50 percent of Social Security benefits. Credited years of service under the plan for covered persons named in the foregoing Cash Compensation Table are as follows: Erroll B. Davis, Jr., 14 years; James E. Johnson, 30 years; Eliot G. Protsch, 14 years; and William D. Harvey, 6 years. Assuming retirement at age 65, a Retirement Plan participant would be eligible at retirement for a maximum annual retirement benefit as follows:

                             RETIREMENT PLAN TABLE

               AVERAGE                     ANNUAL BENEFIT AFTER SPECIFIED YEARS IN PLAN*
                ANNUAL                  ----------------------------------------------------
             COMPENSATION                  5       10       15       20       25       30
            -------------               -------  -------  -------  -------  -------  -------
$125,000..............................  $10,311  $20,623  $30,934  $41,245  $51,557  $61,868
 150,000..............................   12,603   25,206   37,809   50,412   63,015   75,618
 200,000..............................   17,186   34,373   51,559   68,745   85,932  103,118
 250,000..............................   21,770   43,539   65,309   87,079  108,848  130,618
 300,000..............................   26,353   52,706   79,059  105,412  131,765  158,118
 350,000..............................   30,936   61,873   92,809  123,745  154,682  185,618
 400,000..............................   35,520   71,039  106,559  142,079  177,598  213,118
 450,000..............................   40,103   80,206  120,309  160,412  200,515  240,618
 500,000..............................   44,686   89,272  134,059  178,745  223,432  268,118

- ---------
* Average annual compensation is based upon the average of the highest 36 consecutive months of compensation. The Retirement Plan benefits shown above are net of estimated Social Security benefits and do not reflect any deductions for other amounts. The annual retirement benefits payable are subject to certain maximum limitations (in general, $115,641 for 1993 and $118,800 for 1994) under the Internal Revenue Code.
  Under the Retirement Plan and a supplemental survivors income plan, if a Retirement Plan participant dies prior to retirement, the designated survivor of the participant is entitled to a monthly income benefit equal to approximately 50 percent (100 percent in the case of certain executive officers and key management employees) of the monthly retirement benefit which would have been payable to the participant under the Retirement Plan if the participant had remained employed by the company until eligible for normal retirement.

    UNFUNDED  SUPPLEMENTAL   RETIREMENT  PLAN.   WP&L  maintains   an   Unfunded
Supplemental Retirement Plan which provides funds for payment of retirement benefits above the limitations on payments from qualified pension plans in those cases where an employee's retirement benefits exceed the qualified plan limits. Additionally, the plan provides for payments of supplemental retirement benefits to employees of Vice President or higher, who have been granted additional months of service by the Board of Directors for purposes of computing retirement benefits.

    UNFUNDED EXECUTIVE TENURE COMPENSATION PLAN. WP&L maintains an Unfunded Executive Tenure Compensation Plan to provide incentive for key executives to remain in the service of WP&L by providing additional compensation which is payable only if the executive remains with WP&L until retirement (or other termination if approved by the Board of Directors). Participants in the plan must be designated by the Chief Executive Officer of WP&L and approved by its Board of Directors. Mr. Davis was the only active participant in the plan as of December 31, 1993. The plan provides for monthly payments to a participant after retirement (at or after age 65, or with Board approval, prior to age 65) for 120 months. The payments will be equal to 25 percent of the participant's highest average salary for any consecutive 36-month period. If a participant dies prior to retirement or before 120 payments have been made, the participant's beneficiary will receive monthly payments equal to 50 percent of such amount for 120 months in the case of death before retirement, or if the participant dies after retirement, 50 percent of such amount for the balance of the 120 months. Annual benefits of $91,438 would be payable to Mr. Davis upon retirement, assuming he continues in WP&L's service until retirement at the same salary as was in effect on December 31, 1993.

  REPORT OF THE COMPENSATION AND PERSONNEL COMMITTEE ON EXECUTIVE COMPENSATION

TO OUR SHAREOWNERS

    The Company's mission is to become a customer-and strategy-driven, total quality organization, consistently ranked among the nation's most profitable utility holding companies. To insure the successful accomplishment of this objective, the Company has developed a comprehensive business strategy that emphasizes maximizing long-term shareowner value, providing the highest quality customer service, and generating increased earnings.

    The Compensation and Personnel Committee (the "Committee") is comprised of five independent, nonemployee directors who have no interlocking relationships, as defined by the Securities and Exchange Commission. The Committee assesses the effectiveness and competitiveness of, approves the design of, and administers executive compensation programs in support of the Company's mission statement, business strategy, and total compensation framework. The Committee also reviews and approves all salary arrangements and other remuneration for executives, evaluates executive performance, and considers related matters.

    The Committee is committed to implementing a total compensation program for executives which furthers the Company's mission. We, therefore, adhere to the following compensation policies which are intended to facilitate the achievement of the Company's business strategies:

    - Compensation opportunity should enhance the Company's ability to attract, retain, and encourage the development of exceptionally knowledgeable and experienced utility and nonutility executives, upon whom, in large part, the successful operation and management of the Company depends.

    - Base salary levels should be targeted at the median level paid to executives of companies in their respective industry(ies).

    - Incentive compensation programs should strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is consistent with meeting predetermined Company, subsidiary, and individual performance goals.

COMPONENTS OF COMPENSATION

    The Committee relates total compensation levels for the Company's senior executives to the compensation paid to executives of similar companies in their respective industry(ies). As WPL Holdings, Inc. is a diversified utility with both regulated and nonregulated operating environments, comparison groups are customized to the respective industries of the executive. Utility executives' pay is compared to that of executives at utilities with similar operations in both the midwest and national markets, as well as to utilities with similar revenue levels, market capitalizations, employment levels, and total shareowner returns. Utility-specific data is drawn from the Edison Electric Institute survey of executive compensation. Holding company executives are primarily compared to the same utility comparison group. However, in order to recognize holding company employees for increasing nonregulated business responsibilities, benchmark data also is drawn from similarly sized diversified industrial companies furnished by public survey data. For executives with sole responsibilities in the nonregulated businesses, comparison group data reflects the relevant mix of the nonregulated business operations.

    The current elements of the Company's executive compensation program are base salary and short-term (annual) incentives. These elements are addressed separately below. In addition, as discussed under the Long-Term Incentive section below, the Committee believes long-term (equity) incentives are crucial for linking executive compensation to the Company's business strategy and the creation of shareowner value and is recommending a new program to meet these objectives. In determining each component of compensation, the Committee considers all elements of an executive's total compensation package, including benefit and perquisite programs. In addition, during 1993, the Board of Directors engaged an independent consultant to conduct a comprehensive study of the executive compensation policies and practices of the entire Company and to present results directly to the Committee.

BASE SALARIES

    The Committee regularly reviews each executive's base salary. Base salaries are targeted at the executive's respective industry levels and are adjusted by the Committee to recognize varying levels of responsibility, prior experience, breadth of knowledge and internal equity issues. Increases to base salaries are driven primarily by individual performance. Individual performance is evaluated based on sustained levels of individual contribution to the Company. All regular salaried employees, including officers of the Company, received a base salary adjustment from 3.5 to
5.5 percent for calendar year 1993, effective on January 1, 1993, determined by their current positions in their respective salary ranges.

    As reflected in the Summary Compensation Table, Mr. Davis' base salary was increased in 1993 by $21,081 (5.3%). In determining Mr. Davis' base salary in 1993, the Committee considered Mr. Davis' individual performance and his long-term contributions to the success of the Company. The Committee also compared Mr. Davis' base salary to the base salaries of chief executive officers at the relevant comparison group companies. Overall, executive salaries were increased at rates comparable to the increases provided at other companies and are near market levels.

SHORT-TERM INCENTIVES

    The goal of WPL Holdings, Inc.'s short-term (annual) incentive programs is to promote the Company's pay-for-performance philosophy by providing executives with direct financial incentives in the form of annual cash bonuses to achieve corporate, subsidiary, and individual performance goals. Annual bonus opportunities allow the Company to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals. Short-term incentive program performance weighting, targeted and maximum award levels, and performance goals are reviewed annually by the Committee. A description of the short-term incentive programs follows.

WISCONSIN POWER AND LIGHT COMPANY MANAGEMENT INCENTIVE PLAN

    The Management Incentive Plan (MIP) for Wisconsin Power and Light Company covers utility executives, including Mr. Davis' utility responsibilities. The Plan is based on achieving annual targets in several areas of overall corporate performance that include profitability, operations and maintenance expense reductions, capital spending reductions, electric and gas conservation, maintenance of competitive utility rates, and achievement of electric service reliability standards. Target and maximum bonus awards are set at market levels. Targets are considered by the Committee to be achievable, but to require above-average performance from each of the executives. For the 1993 Plan year, all MIP performance category targets were exceeded, except for service reliability targets which were affected by unusual storm damage. The Plan awarded 63 percent of its allowable maximum for 1993. MIP awards for executives, other than Mr. Davis, range from 0 to 35 percent of annual salary. Awards for 1993 made to top executives are shown in the Summary Compensation Table.

    The 1993 MIP award range for Mr. Davis was 0 to 50 percent of his annual utility-based salary. For 1993 performance, Mr. Davis' annual bonus payment represented 28 percent of his base salary, as reflected in the Summary Compensation Table. Under this Plan, Mr. Davis was awarded $115,796 solely in connection with 1993 performance, as discussed above. The Plan does not allow for discretion in bonus determinations. Mr. Davis' target and maximum award range is in line with that of the utility comparison group.

HEARTLAND DEVELOPMENT CORPORATION MANAGEMENT INCENTIVE PLAN

    Mr. Ahearn and other executives of Heartland Development Corporation (HDC) are covered by the HDC Management Incentive Plan which is based on achievement of specified combinations of net income and after-tax return on capital invested in HDC and on achieving a number of other specific HDC performance objectives. The incentive compensation plan for Mr. Ahearn consists of a potential award maximum of 80 percent of his base salary. The Plan awarded 59 percent of its allowable maximum in 1993, solely based on performance in relation to the preestablished objectives. Mr. Davis is not a participant in this Plan and, thus, did not receive an award.

LONG-TERM INCENTIVES

    At present, the at-risk component of the Company's executive compensation program is primarily linked to short-term performance. The Committee strongly believes compensation for senior executives should also include long-term, at-risk pay to strengthen the alignment of shareowner and management interests. In this regard, the Committee recommended to the Board of Directors the adoption of the 1994 Long-Term Equity Incentive Plan. The Plan would allow for grants of stock options, restricted stock, and performance units/shares. The Committee believes this Plan will balance the Company's existing compensation programs by emphasizing compensation based on the long-term successful performance of the Company from the perspective of the shareowners. In addition, the Plan is intended to better align subsidiary employees with the interests of the Company as a whole by encouraging subsidiary programs to encompass a component of total Company performance through WPL Holdings, Inc.'s equity ownership. The Board of Directors has approved this Plan and has recommended it to the shareowners for their approval at the annual meeting.

POLICY WITH RESPECT TO THE $1 MILLION DEDUCTION LIMIT

    Recently enacted Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to executive officers named in the proxy statement to $1 million unless certain requirements are met. The Committee has carefully considered the impact of this new tax code provision. At this time, no executives will earn compensation in excess of the $1 million cap limitations. The Committee, however, will continue to monitor the impact of
Section 162(m).

CONCLUSION

    Because of the many structural changes taking place within the utility industry, the Committee believes the existing executive compensation policies and programs, coupled with the recommended 1994 Long-Term Equity Incentive Plan, will better serve the interests of shareowners, customers, and the Company.

    We will continue to monitor the effectiveness of the Company's total compensation program to meet the current needs of the Company.

                                          COMPENSATION AND PERSONNEL COMMITTEE
                                          Milton R. Neshek (Chair)
                                          Arnold M. Nemirow
                                          Henry C. Prange
                                          Judith D. Pyle
                                          Rockne G. Flowers

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

    SEC rules require that the Company show a graphical comparison of the total return on its common stock for the last five fiscal years with the total returns of a broad market index and a more narrowly focused industry or group index. (Total return is defined as the return on common stock including dividends and stock price appreciation, assuming reinvestment of dividends.) The Company has selected the Standard & Poors (S&P) 500 index for the broad market index, and the S&P Utility Index as the industry index. These indices were selected because of their broad availability and recognition. The following chart compares the total return of an investment of $100 in Company common stock on December 31, 1988, with like returns for the S&P 500 and S&P Utilities indices.

                          (Filed under cover Form SE)

                                  PROPOSAL #2:
                      APPOINTMENT OF INDEPENDENT AUDITORS

    The Audit Committee of the Board of Directors of the Company recommends the reappointment of Arthur Andersen & Co., independent public accountants, as auditors to examine the consolidated financial statements of the Company for 1994. Arthur Andersen & Co. served as auditors for the Company in 1993. In tabulating the votes for reappointment of Arthur Andersen & Co., an abstention has the same effect as a vote against. Beneficially owned shares not voted (broker nonvotes) have no effect on vote tabulations.

    A representative of Arthur Andersen & Co. will be present at the meeting and available to make a statement or to respond to questions, as appropriate.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REAPPOINTMENT OF ARTHUR ANDERSEN & CO. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" SUCH REAPPOINTMENT.

                                  PROPOSAL #3:
                    PROPOSED LONG-TERM EQUITY INCENTIVE PLAN

GENERAL

    Given the rapidly changing nature of the utility industry and the major challenges required to sustain long-term performance, the Board of Directors is recommending, for shareowner approval, the WPL Holdings, Inc. Long-Term Equity Incentive Plan (the "Plan"). The Board believes implementation of the Plan is necessary to promote the success and enhance the value of the Company by linking the personal interests of participants with those of Company shareowners, and by providing employees with an incentive for outstanding performance. In addition, the Plan is designed to provide a compensation structure that is more competitive, not only with utility companies, but across the broad spectrum of available employers. (The Company has been advised by its independent compensation consultants that over 70 percent of major utility companies and 90 percent of general industry companies provide some type of long-term incentive plan.) In order for the Company to attract and retain exceptionally knowledgeable and experienced utility and nonutility employees, the Company must be able to offer comparable compensation programs.

    In structuring the Plan, the Board sought to provide for a variety of awards that could be flexibly administered in order to carry out the purposes of the Plan. This flexibility will permit the Company to keep pace with changing developments in compensation programs such as changes in tax laws, accounting rules, securities regulations and other rules regarding compensation and benefit plans. In addition, the flexibility is necessary to better align subsidiary employees with the interests of the Company as a whole by encouraging subsidiary programs to encompass a component of total compensation performance through equity ownership. The Plan grants its administrators flexibility to determine terms and restrictions deemed appropriate for particular awards as facts and circumstances warrant. The Plan was adopted by the Board on January 23, 1994.

    The following summary description of the Plan is qualified in its entirety by reference to the full text of the Plan which is attached to this Proxy Statement as Appendix A.

ADMINISTRATION

    The Plan is required to be administered by a committee of the Board (the "Committee") consisting of not less than two directors who are eligible to administer the Plan pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Compensation and Personnel Committee will serve as the administrator of the Plan, unless otherwise determined by the Board. Among other functions, the Committee has the authority to establish rules for the administration of the Plan; to select the employees of the Company and its subsidiaries to whom awards will be granted; to determine the types of awards to be granted to employees and the number of shares covered by such awards; to set the terms and conditions of such awards; to determine whether, to what extent and when awards may be settled in cash or shares; and to amend the terms and conditions of any outstanding awards to the extent authorized under the Plan. Except as otherwise provided in the Plan, determinations and interpretations with respect to the Plan and any award agreements will be in the sole discretion of the Committee, whose determinations and interpretations will be binding on all parties. Any nonunion employee of the Company or any subsidiary, including any executive officer or employee-director of the Company, is eligible to receive awards under the Plan. Approximately 1,650 employees currently would be eligible to participate in the Plan.

AWARDS UNDER THE PLAN; AVAILABLE SHARES

    The Plan authorizes the granting to employees of: (a) stock options, which may be either incentive stock options ("ISOs") meeting the requirements of
Section 422 of the Internal Revenue Code (the "Code") or nonqualified stock options; (b) restricted stock; and (c) performance shares and performance units. The Plan provides that up to a total of 1,000,000 shares of common stock (subject to adjustment as described below) will be available for the granting of awards. Of this number, up to 300,000 shares may be granted as restricted stock. If any shares subject to awards granted under the Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is cancelled prior to the delivery of all of the shares or other consideration issuable or payable pursuant to the award, such shares (assuming the holder of the award did not receive dividends on the shares or exercise other indicia of ownership) will be available for the granting of new awards under the Plan. Any shares delivered pursuant to an award may be either authorized and unissued shares of common stock or shares reacquired and held by the Company.

TERMS OF AWARDS

    OPTIONS. Options may be granted to employees at such times and in such amounts as determined by the Committee, PROVIDED that the maximum number of shares subject to options that may be granted to any single participant during the term of the Plan is 150,000. The exercise price per share of common stock subject to an option granted under the Plan will be determined by the Committee, provided that the exercise price may not be less than 100% of the fair market value of a share of common stock on the date of grant. In addition, the Committee may grant options with exercise prices that increase over time. The term of an option granted under the Plan will be as determined by the Committee, but cannot exceed ten years. Options granted under the Plan will become exercisable in such manner and within such period or periods and in such installments or otherwise as determined by the Committee; PROVIDED, that no option may be exercised within six months of its grant. Options will be exercised by payment in full of the exercise price, either (i) in cash; (ii) by tendering previously acquired shares of common stock having a fair market value on the date of exercise equal to the option exercise price; or (iii) by a combination of (i) and (ii). In addition, the Committee, in its sole discretion, may allow cashless exercises as permitted under the Federal Reserve Board's Regulation T. All ISOs granted under the Plan will also be required to comply with all other terms of

Section 422 of the Code. At the time an option is granted, the Committee may also grant dividend equivalents. Dividend equivalents give the participant a contingent right to receive an amount equal to the dividends declared on a share of common stock on all record dates during the related option exercise period. Payout of the value of a dividend equivalent will be made in cash within 30 days following the exercise of the related option, provided the option is in-the-money on the exercise date.

    In the event a participant's employment is terminated by reason of death, disability or retirement, all outstanding options granted to the participant will become fully vested and remain exercisable prior to their expiration or for one year (three years in the case of retirement), whichever period is shorter. If a participant's employment is terminated for any other reason (other than for cause), unvested options held by the participant will be forfeited, unless otherwise determined by the Committee, and vested options may be exercised during the three month period following termination. If a participant's employment is terminated for cause, all options held by the participant will be forfeited.

    RESTRICTED STOCK. Shares of restricted common stock granted to employees under the Plan will be subject to such restrictions as the Committee may impose, including a requirement that participants pay a stipulated purchase price for each share and restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual). The restrictions imposed on the shares may lapse separately or in combination at such time or times, or in such installments or otherwise, as the Committee may deem appropriate; PROVIDED, that no restrictions will lapse prior to six months after award, except in the case of death. Upon termination of an employee's employment for any reason other than death, disability or retirement during the applicable restriction period, all shares of restricted stock still subject to restriction will be subject to forfeiture by the employee. In the event an employee's employment is terminated by reason of death, disability or retirement, all shares of restricted stock still subject to restriction will become fully vested. Under the Plan, the Committee will have the authority at its discretion to waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock granted to an employee.

    During the period of restriction, participants may exercise full voting rights with respect to restricted shares and are entitled to receive all regular cash dividends paid with respect to those shares. All other cash dividends and distributions may be credited to participants subject to the same restrictions on transferability and forfeitability as the restricted shares with respect to which they are paid. If any dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability as the shares on which the dividends or distributions are paid.

    PERFORMANCE SHARES AND PERFORMANCE UNITS. The Plan also provides for the granting of performance shares and performance units to employees. The Committee will determine the number of performance units and shares granted to participants; PROVIDED that so long as the Committee determines that a grant of performance units or performance shares should qualify for the "performance-based" exemption under Section 162(m) of the Code, the maximum payout to any executive officer named in the compensation table with respect to performance units and/or performance shares granted in any fiscal year is $400,000. The Committee will determine the applicable performance period, which, in all cases, will exceed six months, the performance goal or goals to be achieved during any performance period, the proportion of payments, if any, to be made for performance between the minimum and full performance levels and any other terms, conditions and rights relating to the grant of performance shares or performance units. Company and subsidiary performance goals established by the Committee under the Plan will be chosen from return on equity, total shareowner return, net income, earnings per share and cash flow. The Committee will establish the specific goals each year prior to the commencement of the period to which the compensation relates. Payment on performance shares and performance units held by employees will be made in cash or shares of common stock (which, at the discretion of the Committee, may be shares of restricted stock) (or in a combination thereof), which have an aggregate fair market value equal to the value of the earned performance shares and performance units. Payments will be made in a single lump sum within seventy-five days following the close of the applicable performance period, unless the participant elects to defer payment.

    In the event a participant's employment is terminated by reason of death, disability, retirement or involuntary termination without cause, the participant will receive a prorated payout of the performance shares and/or performance units as determined by the Committee based on the length of time the awards were held and the achievement of the preestablished performance goals. Upon termination of a participant's employment for any other reason, all performance shares and performance units will be forfeited.

    Participants will be entitled to receive dividends declared with respect to shares earned in connection with grants of performance shares and performance units, subject to the same accrual, forfeiture and payout restrictions which apply with respect to shares of restricted stock. In addition, participants may, at the discretion of the Committee, be entitled to exercise voting rights with respect to shares which have been earned in connection with grants of performance units and performance shares.

ADJUSTMENTS

    In the event of any stock dividend, stock split, merger, consolidation, reorganization, recapitalization, share combination, liquidation or any other change affecting the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee will generally have the authority, in such manner as it deems equitable, to adjust (i) the number and type of shares of stock that may be issued under the Plan, (ii) the number and type of shares of stock subject to outstanding awards, and (iii) the grant, purchase or exercise price with respect to any award.

LIMITS ON TRANSFERABILITY

    No award granted under the Plan may be assigned, sold, pledged, transferred or encumbered by any participant, otherwise than by will, or by the laws of descent and distribution. The Plan also imposes several other restrictions on transferability and exercisability of awards granted thereunder to ensure compliance with Rule 16b-3 under the Exchange Act.

AMENDMENT AND TERMINATION

    The Board may amend, suspend or terminate the Plan at any time, PROVIDED that no amendment which requires shareowner approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act will be effective without approval of the Company's shareowners. Further, no termination, amendment or modification of the Plan will adversely affect in any material way any outstanding award without the consent of the holder of such award.

DEFERRALS

    The Committee may permit a participant to defer receipt of the payment of cash or delivery of shares due with respect to an award, subject to such rules and procedures as the Committee may establish.

WITHHOLDING

    The Company will have the right to reduce the number of shares or amount of cash payable under an award by the amount necessary to satisfy any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount or to take such other actions as may be necessary to satisfy any such withholding obligations. The Committee may require or permit withholding obligations arising with respect to awards under the Plan to be settled with shares of common stock, including shares of common stock that are part of, or are received upon exercise of, the award that gives rise to the withholding requirement. The obligations of the Company under the Plan are conditional on such payment or arrangements, and the Company and any affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the employee. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with shares of common stock. Unless otherwise determined by the Committee, an election to deliver shares or have shares withheld generally must occur in a quarterly window period or be made at least six months prior to the taxable event relating to the award.

CHANGE IN CONTROL

    Upon the occurrence of a Change in Control (as defined in the Company's Rights Agreement dated February 22, 1989) of the Company (i) all outstanding options will become immediately exercisable; (ii) any restriction periods and related restrictions on restricted stock will lapse; (iii) the target payout opportunity attainable under all outstanding performance units and shares will be deemed fully earned for the entire performance period and a pro rata portion of the performance share or unit, based on the portion of the performance period which has elapsed, will be paid out in cash; and (iv) the Committee may make any other modifications to outstanding awards, except, in all cases, unless otherwise specifically prohibited by the Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    STOCK OPTIONS. The grant of a stock option under the Plan will create no income tax consequences to the employee or the Company. An employee who is granted a nonqualified stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the employee. A subsequent disposition of the common stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, I.E., the fair market value of the common stock on the date of exercise. This capital gain or loss will be a long-term capital gain or loss if the common stock had been held for more than one year from the date of exercise.

    In general, if an employee holds the shares of common stock acquired pursuant to the exercise of an ISO for at least two years from the date of grant and one year from the date of exercise, the employee will recognize no income or gain as a result of exercise (except that the alternative minimum tax may apply). Any gain or loss realized by the employee on the disposition of the common stock will be treated as a long-term capital gain or loss. No deduction will be allowed to the Company. If either of these holding period requirements is not satisfied, the employee will recognize ordinary income at the time of the disposition equal to the lesser of (i) the gain realized on the disposition or
(ii) the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the employee. Any additional gain realized by the employee over the fair market value at the time of exercise will be treated as a capital gain. This capital gain will be a long-term capital gain if the common stock had been held for more than one year from the date of exercise.

    RESTRICTED STOCK. If a stock award is granted in the form of restricted stock, the employee will not recognize income upon the award of restricted stock under the Plan unless the election described below is made. However, an individual who has not made such an election will recognize ordinary income at the end of the applicable restriction period in an amount equal to the fair market value of the restricted stock at such time, reduced by any amount paid for the stock. The Company will be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the stock after the end of the applicable restriction period will result in capital gain or loss (long-term or short-term depending on the length of time the restricted stock is held after the end of the applicable restriction period). Dividends paid in cash and received by a participant prior to the end of the applicable restriction period will constitute ordinary income to the participant in the year paid. The Company will be entitled to a corresponding deduction for such dividends, subject to the application of Section 162(m) of the Code, as more completely described below. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

    An employee may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award, reduced by any amount paid for the stock. The Company will be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income, subject to the application of Section 162(m) of the Code, as more completely described below. If the election is made, any cash dividends received with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in capital gain or loss (long-term or short-term depending on the holding period). If the participant who has made an election subsequently forfeits the restricted stock, the participant will only be entitled to deduct a loss equal to the amount (if any) paid for the stock. In addition, the Company would then be required to include as ordinary income the amount of the deduction it originally claimed with respect to such shares.

    PERFORMANCE SHARES AND PERFORMANCE UNITS. The grant of performance units or performance shares will create no income tax consequences for the employee or the Company. Upon the receipt of cash, shares of common stock or other property at the end of the applicable performance period, the employee will generally recognize ordinary income equal to the amount of any cash and the fair market value of any shares or other property received. The Company will be entitled to a deduction in the same amount and at the same time as income is recognized by the employee.

    CODE SECTION 162(M). Section 162(m) of the code limits the Company's income tax deduction for compensation paid in any taxable year to certain executive officers to $1,000,000 per individual, subject to several exceptions. The Committee intends to grant Awards under the Plan that are designed, in most cases, to qualify for the performance-based compensation exception. While the grant of options, performance shares and performance units can be structured so as to qualify for this exception, the restricted stock grants may or may not qualify for the exception, depending on the nature of the restrictions imposed by the Committee. The Company does not anticipate that this restriction will have a material impact on its ability to deduct compensation payable under the Plan.

FUTURE AWARDS

    No awards have been made to date under the Plan. The Company cannot currently determine the awards that may be granted in the future to employees under the Plan. Such determinations will be made from time to time by the Committee.

    On March 11, 1994, the last reported sales price per share of the common stock on the NYSE was $29.875.

VOTE REQUIRED

    The affirmative vote of a majority of the votes represented and voted at the Annual Meeting (assuming a quorum is present) is required to approve the Plan; PROVIDED that a majority of the outstanding shares of the Company's stock are voted on the proposal. Assuming such proviso is met, any shares not voted at the Annual Meeting (whether by broker non-votes or otherwise, except abstentions), will have no impact on the vote. Shares as to which holders abstain from voting will be treated as votes against the proposal.

    THE BOARD RECOMMENDS A VOTE "FOR" THE PLAN. SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE PLAN, UNLESS A VOTE AGAINST THE PLAN OR TO ABSTAIN FROM VOTING IS SPECIFICALLY INDICATED ON THE PROXY.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    The Company's directors, its executive officers, and certain other officers are required to report their ownership of the Company's common stock and WP&L Preferred Stock and any changes in that ownership to the SEC and the New York Stock Exchange. All required filings in 1993 were properly made in a timely fashion except one purchase of 20 shares of Company common stock by Milton E. Neshek, a Director, in April, 1993, which was not reported until June, 1993.

    In making this statement, the Company has relied on the representations of the persons involved and on copies of their reports filed with the SEC.

                                    GENERAL

    VOTING. The outstanding voting securities of the Company on the record date stated below consisted of 30,566,636 shares of common stock.

    Only shareowners of the Company of record on its books at the close of business on March 22, 1994, are entitled to vote at the meeting. Each such shareowner is entitled to one vote for each share of common stock registered in his or her name on the record date, on each matter submitted to a vote at the meeting. Shareowners may vote either in person or by duly authorized proxy. The giving of proxies by shareowners will not affect their right to vote their shares if they attend the meeting and desire to vote in person. Presence at the meeting of a shareowner who signed a proxy, however, does not itself revoke the proxy. A proxy may be revoked by the person giving it at any time prior to the time it is voted by advising the Secretary of the Company prior to such voting. A proxy may also be revoked by a shareowner who duly executes another proxy bearing a later date but prior to the voting. All shares represented by effective proxies on the enclosed form, received by the Company, will be voted at the meeting or any adjourned session of the meeting, all in accordance with the terms of such proxies.

    PROPOSALS OF SHAREOWNERS. Under the rules of the Securities and Exchange Commission, any shareowner proposal intended to be presented at the 1995 Annual Meeting of Shareowners must be received at the principal office of the Company no later than November 29, 1994, in order to be eligible to be considered for inclusion in the Company's proxy materials relating to that meeting.

    OTHER BUSINESS. The meeting is being held for the purposes set forth in the notice accompanying this proxy statement. The Board of Directors of the Company knows of no business to be transacted at the meeting other than that set forth in the notice. However, if any other business should properly be presented to the meeting, the proxies will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                          WPL HOLDINGS, INC.

                                          ERROLL B. DAVIS, JR.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                                      Appendix A

           LONG-TERM
           EQUITY INCENTIVE PLAN
             WPL HOLDINGS, INC.

CONTENTS
- ---------------------------------------------------------------------------------------------------------------------
                                                                                                              PAGE
 Article  1.  Establishment, Purpose, and Duration........................................................        A-3
 Article  2.  Definitions.................................................................................        A-3
 Article  3.  Administration..............................................................................        A-5
 Article  4.  Shares Subject to the Plan..................................................................        A-6
 Article  5.  Eligibility and Participation...............................................................        A-6
 Article  6.  Stock Options...............................................................................        A-7
 Article  7.  Restricted Stock............................................................................        A-9
 Article  8.  Performance Units and Performance Shares....................................................       A-11
 Article  9.  Beneficiary Designation.....................................................................       A-12
 Article 10.  Deferrals...................................................................................       A-13
 Article 11.  Rights of Employees.........................................................................       A-13
 Article 12.  Change in Control...........................................................................       A-13
 Article 13.  Amendment, Modification, and Termination....................................................       A-13
 Article 14.  Withholding.................................................................................       A-14
 Article 15.  Indemnification.............................................................................       A-15
 Article 16.  Successors..................................................................................       A-15
 Article 17.  Restrictions on Share Transferability.......................................................       A-15
 Article 18.  Legal Construction..........................................................................       A-15

                               WPL HOLDINGS, INC.
                        LONG-TERM EQUITY INCENTIVE PLAN

ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

    1.1 ESTABLISHMENT OF THE PLAN. WPL Holdings, Inc., a Wisconsin corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "WPL Holdings, Inc. Long-Term Equity Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, and Performance Shares. Subject to ratification by an affirmative vote of a majority of Shares, the Plan shall become effective as of January 23, 1994 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

    1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company shareowners, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

    1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after January 22, 2004.

ARTICLE 2.  DEFINITIONS

    Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

    (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, or Performance Shares.

    (b) "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

    (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

    (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

    (e) "Cause" means the admission by or the conviction of the Participant of an act of fraud, embezzlement, theft, or other criminal act constituting a felony under U.S. laws involving moral turpitude. The Board of Directors, by majority vote, shall make the determination of whether Cause exists.

    (f) "Change in Control" shall have the meaning ascribed to such term in the Rights Agreement dated February 22, 1989 with Morgan Shareholder Services Trust Company.

    (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (h) "Committee" means the committee, as specified in Article 3, appointed by the Board to administer the Plan.

    (i) "Company" means WPL Holdings, Inc., a Wisconsin corporation, or any successor thereto as provided in Article 16 herein.

    (j) "Director" means any individual who is a member of the Board of Directors of the Company.

    (k) "Disability" shall have the meaning ascribed to such term in the Wisconsin Power and Light Company Retirement Plan A Plan of the Company.

    (l) "Dividend Equivalent" means a contingent right to be paid dividends declared with respect to outstanding Option grants, pursuant to the terms of Section 6.5 herein.

    (m) "Employee" means any full-time, nonunion employee of the Company or of the Company's Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

    (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

    (o) "Fair Market Value" means the Fair Market Value of the Shares determined by such methods or procedures as shall be established from time to time by the Committee; PROVIDED, HOWEVER, that so long as the Shares are traded in a public market, Fair Market Value means the average of the high and low prices of a Share in the principal market for the Shares on the specified date (or, if no sales occurred on such date, the last preceding date on which sales occurred).

    (p) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

    (q) "Insider" shall mean an Employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as defined under Section 16 of the Exchange Act.

    (r) "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the Regulations promulgated under Code Section 162(m), or any successor statute.

    (s) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

    (t) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

    (u) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

    (v) "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

    (w) "Performance Unit" means an Award granted to an Employee, as described in Article 8 herein.

    (x) "Performance Share" means an Award granted to an Employee, as described in Article 8 herein.

    (y) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in
       Article 7 herein.

    (z) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

    (aa) "Restricted Stock" means an Award granted to a Participant pursuant  to
       Article 7 herein.

    (ab) "Retirement" shall have the meaning ascribed to such term in the Wisconsin Power and Light Company Retirement Plan A Plan of the Company.

    (ac) "Shares" means the Shares of Class A common stock of the Company.

    (ad) "Subsidiary" means any corporation, partnership, venture, or other entity in which the Company, directly or indirectly, has at least an eighty percent (80%) ownership interest.

    (ae) "Window Period" means the period beginning on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth business day following such date.

ARTICLE 3.  ADMINISTRATION

    3.1 THE COMMITTEE. The Plan shall be administered by the Compensation and Personnel Committee of the Board or by any other Committee appointed by the Board consisting of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) under the Exchange Act.

    3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to designate employees to be Participants in the Plan; to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to determine whether, to what extent, and under what circumstances, Awards granted to Participants may be settled or exercised in cash, Shares or other property; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

    3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its shareowners, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN

    4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan shall be 1,000,000. Of this number, up to 300,000 Shares may be granted as Restricted Stock. These Shares may be either authorized but unissued or reacquired Shares. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

    (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

    (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

    (c) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

    (d) Unless otherwise determined by the Committee, the grant of an award opportunity under Article 8 of this Plan shall not reduce the authorized pool; provided, however, that payout of such opportunity in the form of Shares shall reduce the authorized pool by such number of Shares.

    (e) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

    4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

    4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

    5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all active Employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

    5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6.  STOCK OPTIONS

    6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that the maximum number of Shares subject to Options which may be granted to any single Participant during the term of the Plan is 150,000. The Committee may grant ISOs, NQSOs, or a combination thereof.

    6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a NQSO whose grant is intended not to fall under the Code provisions of
Section 422.

    6.3  OPTION PRICE.  The Option Price for each grant of an Option under  this
Section 6.3 shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. In addition, the Committee may grant Options which have Option Prices that increase over time, upon such terms as the Committee, in its sole discretion, deems appropriate.

    6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

    6.5 DIVIDEND EQUIVALENTS. Simultaneous with the grant of an Option, the Participant receiving the Option may be granted, at no additional cost, Dividend Equivalents. Each Dividend Equivalent shall entitle the Participant to receive a contingent right to be paid an amount equal to the dividends declared on a Share on all record dates occurring during the period between the grant date of an Option and the date the Option is exercised. The underlying value of each Dividend Equivalent shall accrue as a book entry in the name of each Participant holding the Dividend Equivalent. Payout of the accrued value of a Dividend Equivalent shall occur only in the event the Option issued in tandem with the Dividend Equivalent is "in the money" (i.e., the Fair Market Value of Shares underlying the Option as of the exercise date exceeds the Option Price) as of the exercise date. Payout of Dividend Equivalents shall be made in cash, in one lump sum, within thirty (30) days following the exercise of the corresponding Option.

    6.6 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, in no event may any Option granted under this Plan become exercisable prior to six (6) months following the date of its grant.

    6.7 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

    Notwithstanding the foregoing, the Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to such procedures as the Committee may deem appropriate, including without limitations the establishment of such procedures as may be necessary to satisfy the requirements of Rule 16b-3, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

    As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

    6.8  TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT.

    (a) TERMINATION BY DEATH. In the event the employment of a Participant is terminated by reason of death, all outstanding Options granted to that Participant shall immediately vest one hundred percent (100%), and shall remain exercisable at any time prior to their expiration date, or for one
       (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

    (b) TERMINATION BY DISABILITY. In the event the employment of a Participant is terminated by reason of Disability, all outstanding Options granted to that Participant shall immediately vest one hundred percent (100%) as of the date the Committee determines the definition of Disability to have been satisfied, and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

    (c) TERMINATION BY RETIREMENT. In the event the employment of a Participant is terminated by reason of Retirement, all outstanding Options granted to that Participant shall immediately vest one hundred percent (100%), and shall remain exercisable at any time prior to their expiration date, or for three (3) years after the effective date of Retirement, whichever period is shorter.

    (d) EMPLOYMENT TERMINATION FOLLOWED BY DEATH. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period following such termination the Participant dies, then the remaining exercise period under outstanding Options shall equal the longer of: (i) one (1) year following death; or
       (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such Options shall be exercisable by such person or persons who shall have been named as the Participant's beneficiary, or by such persons who have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

    (e) EXERCISE LIMITATIONS ON ISOS. In the case of ISOs, the tax treatment prescribed under Section 422 of the Internal Revenue Code of 1986, as amended, may not be available if the Options are not exercised within the
       Section 422 prescribed time periods after each of the various types of employment termination.

    6.9 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of a Participant shall terminate for any reason other than the reasons set forth in
Section 6.8 (and other than for Cause), all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

    Options which are vested as of the effective date of employment termination may be exercised by the Participant within the period beginning on the effective date of employment termination, and ending three (3) months after such date.

    If the employment of a Participant shall be terminated by the Company for Cause, all outstanding Options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

    6.10 NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant, or, if permissible under applicable law, by such Participant's guardian or legal representative.

ARTICLE 7.  RESTRICTED STOCK

    7.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine.

    7.2   RESTRICTED STOCK  AGREEMENT.   Each Restricted  Stock grant  shall  be
evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

    7.3 TRANSFERABILITY. Except as provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. However, in no event may any Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of its grant, except in case of death. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

    7.4 OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals
(Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

    7.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear the following legend:

    "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the WPL Holdings, Inc. Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from WPL Holdings, Inc."

    The Company shall have the right to retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

    7.6 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 7.5 removed from his or her Share certificate.

    7.7 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

    7.8 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with all regular cash dividends paid with respect to all Shares while they are so held. Except as provided in the succeeding sentence, all other cash dividends and other distributions paid with respect to Shares of Restricted Stock may be credited to Participants subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

    Subject to the succeeding paragraph, all dividends credited to a Participant shall be paid to the Participant within forty-five (45) days following the full vesting of the Shares of Restricted Stock with respect to which such dividends were earned.

    In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the longer of: (i) the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid; or (ii) six months. The Committee shall establish procedures for the application of this provision.

    7.9 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event the employment of a Participant is terminated by reason of death, Disability, or Retirement, all outstanding Shares of Restricted Stock shall immediately vest one hundred percent (100%) as of the date of employment termination (in the case of Disability, the date employment terminates shall be deemed to be the date that the Committee designates as the date the definition of Disability has been satisfied). The holder of the certificates of Restricted Stock shall be entitled to have any nontransferability legends required under Sections 7.4 and 7.5 of this Plan removed from the Share certificates.

    7.10 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of a Participant shall terminate for any reason other than those specifically set forth in Section 7.9 herein, during the applicable Period of Restriction, all Shares of Restricted Stock still subject to restriction as of the effective date of employment termination immediately shall be forfeited and returned to the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to such Shares, upon such terms as the Committee, in its sole discretion, deems appropriate.

ARTICLE 8.  PERFORMANCE UNITS AND PERFORMANCE SHARES

    8.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant; provided, however, that unless and until the Committee determines that a grant of Performance Units and/or Shares shall not be designed to qualify for the "performance-based" exemption under Code Section 162(m), the maximum payout to any Named Executive Officer with respect to Performance Units and/or Performance Shares granted in any one fiscal year of the Company shall be four hundred thousand dollars ($400,000).

    8.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods shall, in all cases, exceed six (6) months in length. Unless and until the Committee proposes for shareowner vote a change in the general performance measures, the attainment of which shall determine the number and/or value of Performance Units and/or Performance Shares granted under the Plan, the Company or Subsidiary performance measure to be used for purposes of grants to Named Executive Officers shall be chosen from among the following alternatives:

    (a) Return on equity;

    (b) Total shareowner return (share price appreciation plus dividends);

    (c) Net income;

    (d) Earnings per share; and/or

    (e) Cash flow.

    The Committee shall have sole discretion to alter the governing performance measures, subject to shareowner approval, to the extent required in order to comply with Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, in the event the Committee determines it is advisable to grant Performance Units and/or Performance Shares which shall not qualify for the "performance-based" exemption under Code Section 162(m), the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

    8.3 EARNING OF PERFORMANCE UNITS/SHARES. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

    8.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/ Shares shall be made in a single lump sum, within seventy-five (75) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/ Shares in the form of cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

    Participants shall be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants. (Such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 7.8 herein.) In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

    8.5   TERMINATION OF  EMPLOYMENT DUE  TO DEATH,  DISABILITY, RETIREMENT,  OR
INVOLUNTARY TERMINATION WITHOUT CAUSE. In the event the employment of a Participant is terminated by reason of death, Disability, Retirement, or involuntary termination without Cause during a Performance Period, the Participant shall receive a prorated payout of the Performance Units/Shares. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Units/Shares during the Performance Period, and shall further be adjusted based on the achievement of the preestablished performance goals.

    Payment of earned Performance Units/Shares shall be made at the same time payments are made to Participants who did not terminate employment during the applicable Performance Period.

    8.6 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 8.5 herein, all Performance Units/ Shares shall be forfeited by the Participant to the Company.

    8.7 NONTRANSFERABILITY. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's rights under the Plan shall be exercisable during the
Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 9.  BENEFICIARY DESIGNATION

    Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 10.  DEFERRALS

    The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 11.  RIGHTS OF EMPLOYEES

    11.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries, or vice versa, (or between Subsidiaries) shall not be deemed a termination of employment.

    11.2   PARTICIPATION.   No Employee shall  have the right  to be selected to
receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 12.  CHANGE IN CONTROL

    Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Section 17 herein:

    (a) Any and all Options granted hereunder shall become immediately exercisable;

    (b) Any Period of Restriction and restrictions imposed on Restricted Shares shall lapse;

    (c) The target payout opportunity attainable under all outstanding Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control, and there shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change in Control a pro rata portion of such target payout opportunity based on the number of complete and partial calendar months within the Performance Period which had elapsed as of such effective date; provided, however, that there shall not be an accelerated payout with respect to Performance Units or Performance Shares which were granted less than six
       (6) months prior to the effective date of the Change in Control;

    (d) Subject to Article 13 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

ARTICLE 13.  AMENDMENT, MODIFICATION, AND TERMINATION

    13.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that no amendment which requires shareowner approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareowners of the Company entitled to vote thereon.

    The Committee shall not have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

    13.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 14.  WITHHOLDING

    14.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising or as a result of any Awards to Participants under this Plan.

    14.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares, including, without limitation, the establishment of such procedures as may be necessary to comply with the requirements of Rule 16b-3, unless otherwise determined by the Committee.

    (a) AWARDS HAVING EXERCISE TIMING WITHIN PARTICIPANTS' DISCRETION. The Insider must either:

        (i) Deliver written notice of the stock withholding election to the Committee at least six (6) months prior to the date specified by the Insider on which the exercise of the Award is to occur; or

        (ii) Make the stock withholding election in connection with an exercise of an Award which occurs during a Window Period.

    (b) AWARDS HAVING A FIXED EXERCISE/PAYOUT SCHEDULE WHICH IS OUTSIDE INSIDER'S CONTROL. The Insider must either:

        (i) Deliver written notice of the stock withholding election to the Committee at least six (6) months prior to the date on which the taxable event (e.g., exercise or payout) relating to the Award is scheduled to occur; or

        (ii) Make the stock withholding election during a Window Period which occurs prior to the scheduled taxable event relating to the Award (for this purpose, an election may be made prior to such a Window Period, provided that it becomes effective during a Window Period occurring prior to the applicable taxable event).

ARTICLE 15.  INDEMNIFICATION

    Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

    The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 16.  SUCCESSORS

    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 17.  RESTRICTIONS ON SHARE TRANSFERABILITY

    In addition to any restrictions imposed pursuant to the Plan, all certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or market upon which such Shares are then listed or traded, any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

ARTICLE 18.  LEGAL CONSTRUCTION

    18.1  GENDER AND NUMBER.   Except where otherwise indicated by the  context,
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

    18.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    18.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    Notwithstanding any other provision set forth in the Plan, if required to comply with the then-current rules promulgated under Section 16 of the Exchange Act, any "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant, except in the case of death. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

    18.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

    18.5 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Wisconsin.

WPL Holdings, Inc.

PROXY CARD AND ANNUAL MEETING RESERVATION

The Annual Meeting of Shareowners will be held at the Dane County Coliseum, 1881 Expo Mall, Madison, Wisconsin, on Wednesday, May 18, 1994, at 10:00 a.m. The enclosed Proxy Statement contains additional information about the meeting location.

Please review, complete and SIGN the Proxy Card.

If you are attending the Annual Meeting, please detach and return the completed Annual Meeting Reservation Form with the SIGNED PROXY CARD in the enclosed envelope.

TO AVOID UNNECESSARY EXPENSE, WE ARE ASKING SHAREOWNERS TO CONTACT SHAREOWNER SERVICES AT 1-800-356-5343 IF THEY NEED TO CANCEL THEIR RESERVATION.

PLEASE DETACH AND RETURN THE COMPLETED AND SIGNED PROXY CARD.

                                    IMPORTANT

YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREOWNERS WHO HAVE NOT RESPONDED.

TOLL FREE SHAREOWNER INFORMATION NUMBERS
Local (Madison)...................252-3110
All Other Areas.............1-800-356-5343

(WE) WILL ATTEND THE ANNUAL MEETING LUNCHEON.
Please list your name(s) and your guest(s) below:

- -------------------------------------------------

- -------------------------------------------------

- -------------------------------------------------

RETURN THIS STUB WITH YOUR PROXY CARD TO RESERVE LUNCH.

1. ELECTION OF DIRECTORS - Nominees for terms ending:
(*) TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW AND MARK AN (X) IN THE 'FOR ALL EXCEPT' BOX.

1995-L. DAVID CARLEY, DONALD R. HALDEMAN
1996-KATHARINE C. LYALL, HENRY F. SCHEIG
1997-LES ASPIN, ERROLL B. DAVIS, JR., MILTON E. NESHEK, CAROL T. TOUSSAINT

For All
Withhold For All
For All Except(*)


2. PROPOSAL TO APPOINT ARTHUR ANDERSEN & CO. AS INDEPENDENT AUDITORS FOR 1994.
For
Against
Abstain

3. PROPOSAL TO APPROVE THE WPL HOLDINGS INC. EQUITY INCENTIVE PLAN.
For
Against
Abstain

P
R
O
X
Y
Please date and sign your name(s) exactly as shown above and mail promptly in the enclosed envelope.

______________________________________________ DATED: __________________________
______________________________________________ DATED: __________________________
              Signature(s)

IMPORTANT: When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such. In the case of JOINT HOLDERS, all should sign.

WPL HOLDINGS, INC.
P.O. BOX 2568
MADISON, WI 53701-2568

ANNUAL MEETING OF SHAREOWNERS - MAY 18, 1994

   The undersigned appoints Erroll B. Davis, Jr. and Edward M. Gleason, or either of them, attorneys and proxies, with the power of substitution to vote all shares of stock of WPL Holdings, Inc., of record in the name of the undersigned (including any shares held or credited to the undersigned's account under the Company's Dividend Reinvestment and Stock Purchase Plan or Wisconsin Power and Light Company's Employee Stock Ownership Plan) at the close of business on March 22, 1994, at the Annual Meeting of Shareowners of the Company to be held at the Dane County Coliseum, Madison, Wisconsin, on May 18, 1994, at 10:00 a.m., and at all adjournments thereof, upon all matters that properly come before the meeting, including the matters described in the Company's Notice of Annual Meeting of Shareowners and Proxy Statement dated March 28, 1994, subject to any directions indicated on the reverse side of this card.

   This Proxy is solicited on behalf of the Board of Directors of WPL Holdings, Inc.

      If No Choice is Specified, the Proxies Shall Vote FOR the Proposals.


            (continued and to be signed and dated on the other side)

                                   Appendix

   Pictures of each WPL Holdings, Inc. Board member appears next to a brief summary of his/her experience on pages 2 through 7. A map showing the location of the meeting appears on the back cover.